NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Maxco, Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Maxco, Inc., a Michigan corporation, will be held at the corporate office, 1118 Centennial Way, Lansing, Michigan on August 24, 1999, at 3:30 p.m. local time for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

               1.   To elect nine Directors; and

               2. To transact such other business as may properly come before the meeting.

      In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at July 23, 1999. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting.

                                          By Order of the Board of Directors



                                          Eric L. Cross
                                          Secretary

Lansing, Michigan
July 29, 1999


                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                   MAXCO, INC.
                               1118 Centennial Way
                             Lansing, Michigan 48917

                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Maxco, Inc. (the Company), 1118 Centennial Way, Lansing, Michigan 48917, for use at the Annual Meeting of Shareholders of the Company to be held on August 24, 1999, at 3:30 p.m., or any adjournments thereof. This Proxy Statement is being mailed to Maxco Shareholders on or about July 29, 1999, to all holders of record of common stock of the Company as of the close of business on July 23, 1999.

                             PURPOSE OF THE MEETING

     The purpose of this Annual Meeting of Shareholders shall be to elect Directors and to transact such other business as may properly come before the meeting.

                                     VOTING

     Common Stock and Series Three Preferred Shares are the only voting stock of the Company. Holders of record at the close of business on July 23, 1999, are entitled to one (1) vote for each share of Common Stock held and twenty (20) votes for each share of Series Three Preferred Stock held. As of June 30, 1999, the Company had 3,183,195 shares of Common Stock and 14,876 shares of Series Three Preferred Stock outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights with respect to the election of Directors.

     All shares represented by proxies shall be voted "FOR" each of the matters recommended by management unless the shareholder, or his duly authorized representative, specifies otherwise or unless the proxy is revoked. Any shareholder who executes the proxy referred to in this statement may revoke it before it is exercised, provided written notice of such revocation is received at the office of the Company in Lansing, Michigan at least twenty-four (24) hours before the commencement of the meeting, or provided the grantor of the proxy is present at the meeting and, having been recognized by the Chairman, announces such revocation in open meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon and return it to the Company.

     Directors are elected by plurality vote, meaning that the nine persons receiving the most votes at the meeting, assuming a quorum is present, are elected as directors of the Company. Most other corporate governance actions, other than elections of directors, are authorized by a majority of the votes cast. Although state law and the articles of incorporation and bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculation as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed vote.

                              ELECTION OF DIRECTORS

     It is the intention of the persons named in the proxy to vote for election of the following nominees to the Board of Directors to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as the Board of Directors may submit. Directors are elected for a term of one (1) year and until their successors are elected and qualified. Proxies will be voted only to the extent of the number of nominees named.

     The following information is furnished concerning the nominees, all of whom have been nominated by the Board of Directors and are presently Directors of the Company.


                                 Present Position with the Company and                           Served as Director
       Name                               Principal Occupation                         Age         of Maxco Since
       ----                               --------------------                         ---         --------------
Max A. Coon            Director, President and Chairman of the Board of                  64               1969
                       MAXCO, INC.

Eric L. Cross          Director, Executive Vice President and Secretary of               56               1972
                       MAXCO, INC.

Charles J. Drake       Director of MAXCO, INC., Chairman and Chief Executive             59               1982
                       Officer of Integral Vision, Inc., a Farmington Hills,
                       Michigan  based  manufacturer  of  micro-processor  based
                       inspection systems of which Maxco owns 24%.

Joel I. Ferguson       Director of MAXCO, INC., President of F&S Development             60               1985
                       Company,   a  Lansing,   Michigan   based  company  which
                       develops,  contracts  and/or owns and manages real estate
                       properties

Richard G. Johns       Director and Vice President of MAXCO, Inc.                        55               1990

Vincent Shunsky        Director, Vice President of Finance and Treasurer of              50               1983
                       MAXCO, INC.

J. Michael Warren      Director of MAXCO, INC., General Counsel of MAXCO,                59               1979
                       INC., and President of Warren Cameron Faust & Asciutto,
                       P.C.

Michael W. Wisti       Director of MAXCO, INC., retired President of                     60               1997
                       Atmosphere  Annealing,  Inc., a Lansing,  Michigan  based
                       provider of heat treating  services which was acquired by
                       Maxco, Inc. in January 1997.

Andrew S. Zynda        Director of MAXCO, INC., Chairman of the Board of                 78               1972
                       Midwest Bridge Company, a Williamston, Michigan based
                       bridge and road building contractor


     All of the foregoing Directors and nominees have been engaged in the principal occupation specified for the previous five (5) years.

     Messrs. Coon, Shunsky, and Drake are also Directors of Integral Vision, Inc., a 24% owned investment of Maxco, Inc. whose stock is traded on the Nasdaq Stock Market.

     Mr. Coon and Mr. Cross are brothers-in-law. There are no other family relationships between any Directors or Executive Officers.

     The Board of Directors has established Compensation and Audit Committees whose members are Max A. Coon, J. Michael Warren and Andrew S. Zynda. The Compensation Committee is also responsible for administering the Company's Stock Option Plan, including designating the recipients and terms of specific option grants. The Compensation Committee met one time during the fiscal year to establish compensation levels for the Executive Officers and to authorize the levels and timing of bonuses. One meeting of the Audit Committee was held during the last fiscal year. The Audit Committee recommends the annual employment of the Company's auditors with whom the Audit Committee will review the scope of audit and non-audit assignments, related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacies of the Company's internal control procedures. The Company does not have a standing nominating committee.

     During the last fiscal year there were a total of 4 meetings of the Board of Directors. Messrs. Ferguson, Drake and Zynda attended less than 75% of the meetings.

Director Compensation

     The Directors of the Company are paid $100 per meeting attended. Fees are not paid to Directors for attendance at committee meetings.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning the Executive Officers of the Company.

                                Present Position With the
                                 Company and Principal
Name                                  Occupation                      Age
----                                  ----------                      ---
Max A. Coon                  President, Director and Chairman          64
                             of the Board of MAXCO, INC.

Eric L. Cross                Executive Vice President, Secretary       56
                             and Director of MAXCO, INC.

Carlton F. Fry               Vice President of Human Resources         51
                             of MAXCO, INC.

Richard G. Johns             Vice President and Director of            55
                             MAXCO, INC.

Vincent Shunsky              Vice President of Finance,                50
                             Treasurer and Director of
                             MAXCO, INC.

     All of the foregoing Officers of the Company have been engaged in the principal occupations specified above for the previous five years, except as follows:

     Carlton F. Fry was named as the Company's Vice President of Human Resources effective April 23, 1998. Prior to that date, Mr. Fry had served as the Company's Director of Human Resources since June 1994. Before joining Maxco, Mr. Fry was Vice President of Human Resources at Hayes Green-Beach Memorial Hospital, Charlotte, Michigan.

                             EXECUTIVE COMPENSATION

             Compensation Committee Report on Executive Compensation

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors (the "Committee") consists of Max A. Coon, Andrew S. Zynda, and J. Michael Warren. Although the presence of Mr. Coon on the Committee, as Chief Executive Officer of the Company, could be considered to present a conflict of interest, Mr. Coon's input is considered very important and he has agreed to abstain from voting on any matter related to his own compensation.

Overview and Philosophy

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.


     The objectives of the Company's executive compensation program are to:

          o    Support the achievement of desired Company performance.

          o Provide compensation that will attract and retain superior talent and reward performance.

          o Align the executive officers' interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance.

     The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Compensation Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual's circumstances warrant it.

Executive Officer Compensation Program

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

Base Salary

     Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

Annual Incentive Compensation

     The Company's annual incentive program for executive officers and key managers provides direct financial incentives in the form of an annual cash bonus to executives to achieve the Company's annual goals. Goals for Company performance are set at the beginning of each fiscal year. In the year ended March 31, 1999, the following measures of Company performance were selected: net sales, consolidated net income, market penetration, and customer satisfaction.

     Specific individual  performance was also taken into account in determining
bonuses,   including   meeting   department  goals,   attitude,   dependability,
cooperation with co-workers, and creativity or ideas that benefit the Company.

Stock Option Program

     The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock.

     On August 25, 1998, the Shareholders ratified an Employee Stock Option Plan to grant options on up to 500,000 shares of the Company's common stock to officers and key employees of the Company and its subsidiaries. The options which may be granted under this plan may either qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, as amended, or may be nonqualified options.

     The stock option plan authorizes a committee of directors to award executive and key employee stock options. Stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant, have ten year terms and can have exercise restrictions established by the Option Committee. Awards are made at a level calculated to be competitive with companies of comparable size and complexity.

Deferred Compensation

     The Company has two 401(k) Employee Savings Plans covering substantially all employees of the Company. The 401(k) plans are "cash or deferred" plans under which employees may elect to contribute a certain portion of their annual compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution in the percentages specified in the plan documents. In addition, a separate employer contribution may be made at the discretion of the Board. The plans do not contain established termination dates and it is not anticipated that they will be terminated at any time in the foreseeable future.

Benefits

     The Company provides medical benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for the year ended March 31, 1999.

Chief Executive Officer

     Max A. Coon has served as the Company's Chief Executive Officer since 1969. His base salary for the year ended March 31, 1999 was $250,000. No bonuses were paid for such year.

     Significant factors in establishing Mr. Coon's compensation were his strategic and overall management direction of the Company and his position and long service to the Company.

     The Committee believes Mr. Coon managed the Company well in a challenging business climate and has achieved above-average results in comparison to other comparable companies.

                                              The Compensation Committee

                                                    Max A. Coon
                                                    Andrew S. Zynda
                                                    J. Michael Warren

Summary Compensation Table

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and to the four other executive officers whose compensation exceeded $100,000:


                                             Annual Compensation                         Long Term Compensation
                                     ---------------------------------------      ----------------------------------
                                                                                  Other
Name and                                                                          Annual                   All Other
Principal Position                   Year         Salary             Bonus        Comp 1        Options     Comp 2
------------------                   ----         ------             -----        ------        -------     ------
Max A. Coon                          1999            250,000               0       400                0      3,600
Chief Executive                      1998            220,000         300,000       400                0      3,500
Officer                              1997            220,000       1,250,000 3     500                0      3,400

Eric L. Cross                        1999            150,000               0       400                0      3,300
Executive                            1998            132,000         200,000       400                0      3,184
Vice President                       1997            132,000         400,000       500                0      3,400

Carlton F. Fry                       1999             95,000          20,000        0                 0      2,530
Vice President
of Human Resources

Richard G. Johns                     1999            125,000               0       300                0      2,750
Vice President                       1998            125,000          50,000       300                0      2,750
                                     1997            125,000         200,000       400                0      3,400

Vincent Shunsky                      1999            150,000               0       400                0      3,300
Vice President                       1998            132,000         200,000       400                0      3,184
of Finance                           1997            132,000         400,000       500                0      3,400

-------------

(1)  Represents annual director fees

(2) Represents the Company's 20% match of employee deferrals of currently earned income into the 401(k) Employee Savings Plan and a profit sharing contribution made by the Company for all of its eligible employees to the 401(k) Employee Savings Plan at the rate of 1% of eligible compensation.

(3)  Includes $500,000 which did not become payable until July 1997.

     Options

     The following table summarizes the options exercised by the persons named in the Summary Compensation Table, above, and the value of the options held by such persons at the year end. No options were granted to the named individuals during the year ended March 31, 1999. All of the options held by the named individuals are presently exercisable.

                       Option Exercises During Fiscal 1999
                           and Year End Option Values

                                                         Number of     Value of
                                                        Unexercised  Unexercised
                             Shares                     Options at   Options at
Name and                   Acquired on       Value      Fiscal Year  Fiscal Year
Principal Position         Exercise(#)    Realized($)      End            End
------------------         -----------    -----------      ---            ---
Max A. Coon                       0               0           0             0
Chief Executive Officer

Eric L. Cross                20,000        $107,400      42,500             0
Executive Vice President

Richard G. Johns             10,000          53,700      22,500             0
Vice President

Vincent Shunsky                   0               0      42,500             0
Vice President of Finance


Transactions with Management

     The Company's joint venture, L/M Associates, LLC, is a 25% partner in CJF Partnership, a real estate development general partnership which owns office building sites for development, along with Max A. Coon and Richard G. Johns, both of whom are directors and executive officers of the Company, and several individuals who are not related to the Company.

     Mr. J. Michael Warren is currently a Director of the Company. During the year ended March 31, 1999, the Company and its subsidiaries paid $241,485 to Warren Cameron Faust & Asciutto, P.C., a law firm of which Mr. Warren is President, for legal services.

     Effective January 1, 1998, the Company purchased 600 shares, representing one third of the outstanding stock, of AMI Energy, Inc., a client based wholesale distributor of natural gas in the Midwest, for $250 per share. Four hundred of the shares were purchased from AMI and 100 from each of the two other shareholders, one of whom is the son of Max A. Coon, the Company's president and chairman. Effective April 1, Maxco acquired all of the shares of AMI held by the unrelated shareholder. Following this transaction, Maxco holds a 66.66% interest in AMI, with the remaining 33.33% interest continuing to be held by Mr. Coon's son.

Compliance with Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers or beneficial owners of over 10% of any class of the Company's equity securities to file certain reports regarding their ownership of the Company's securities or any changes in such ownership. During the year ended March 31, 1999, Andrew S. Zynda filed one late Form 4 covering two gifts to family members. Carlton F. Fry was late in filing the Form 3, Initial Statement of Beneficial Ownership of Securities upon his election as the Company's Vice President of Human Resources. All of the required forms have now been filed.

                          COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies)
(1) and a peer group of companies (2) over the same period, assuming the investment of $100 in the Company's Common Stock, the NASDAQ Index and the peer group on March 31, 1994, and reinvestment of all dividends.



                               [PLACE CHART HERE]





----------------
(1) The CRSP Total Return Index for the NASDAQ Stock Market (US Companies) is composed of all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small- Cap Market.

(2) The peer group consists of ten companies whose stock is publicly traded and whose market capitalizations are slightly above and below the Company's capitalization in a range from $22.42 million to $22.53 million. Because of the diversified nature of the businesses represented by its subsidiary companies, the Company is unable to identify a published industry or line of business index or a group of peer issuers in comparable businesses which are sufficiently similar to allow meaningful comparison. Therefore, the Company has elected to compare its performance with a group of issuers having similar market capitalizations as allowed by SEC rules.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following Table sets forth certain information as of June 30, 1999, as to the equity securities of the Company owned beneficially by beneficial owners of 5% or more of the Company's securities, by each Director and Nominee and by all Directors and Officers of the Company as a group.

                                                                       Amount and Nature of
                                                                       Beneficial Ownership
                                                               -------------------------------------
                                                                 Sole Voting           Shared Voting
   Name of                    Title of                        and Investment           and Investment           % of
Beneficial Owner               Class                             Power                     Power               Class
----------------               -----                             -----                     -----               -----
Max A. Coon (1)             Common Stock                         860,009                 18,487 (2)             27.5%

                            Series Three
                            Preferred Stock                                               3,240 (3)             21.8%

                            Series Four
                            Preferred Stock (4)                   7,000                                         15.1%

                            Series Five
                            Preferred Stock (4)                   3,216                                         48.4%

Andrew S. Zynda (1)         Common Stock                        337,740                    13,000               10.9%

                            Series Four
                            Preferred Stock (4)                  10,000                                         21.5%
Eric L. Cross               Common Stock                        158,775 (5)                   650                4.9%

Charles J. Drake                                                    0                                             *

Joel I. Ferguson            Common Stock                          5,000                                           *

Richard G. Johns            Common Stock                        115,160 (6)                                      3.6%

Vincent Shunsky             Common Stock                        117,742 (7)                                      3.6%
                            Series Three
                            Preferred Stock                          30                                           *

J. Michael Warren           Common Stock                                                   16,000                 *

Michael W. Wisti            Common Stock                            500                                           *

All Directors and
Officers as a group,
including the
above, totaling in
number 10                   Common Stock                      1,594,926 (8)                69,907 (9)           50.6%

                            Series Three
                            Preferred Stock                          30                     3.240               22.0%

                            Series Four
                            Preferred Stock (4)                  17,000                                         36.6%

                            Series Five
                            Preferred Stock (4)                   3,216                                         48.4%
ROI Capital
Management, Inc.
(10)                        Common Stock                         350,104                                        10.9%

------------------

*    Beneficial ownership does not exceed one percent (1%)

(1) The addresses of Mr. Coon and Mr. Zynda are both 1118 Centennial Way, Lansing, Michigan.

(2)  Represents shares owned by Mr. Coon's immediate family.

(3) Represents shares owned by a charitable foundation of which Mr. Coon is one of the trustees.

(4)  Series Four and Series Five Preferred Stock are both nonvoting.

(5)  Includes options to purchase 42,500 shares.

(6)  Includes options to purchase 22,500 shares.

(7)  Includes options to purchase 42,500 shares.

(8)  Includes options to purchase 107,500 shares

(9) Includes 21,770 shares owned by Maxco, Inc. 401(k) Employees Savings Plan of which Messrs. Coon, Shunsky, and Cross are Trustees.

(10) Information obtained from Schedule 13G dated February 19, 1999, filed with the Securities and Exchange Commission and sent to the Company pursuant to
     Section 13(d) of the  Securities  Exchange Act of 1934.  The address of ROI
     Capital Management, Inc. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Ernst & Young LLP served as auditors for the Company for the fiscal year ended March 31, 1999. The Company periodically evaluates its external audit requirements and will make a decision based on cost, response time and quality of services available. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.


                              SHAREHOLDER PROPOSALS

     Any proposals which shareholders of the Company intend to present at the next annual meeting of the Company must be received by the Company by March 2, 2000, for inclusion in the Company's proxy statement and proxy form for that meeting. In cases where a shareholder does not choose to seek to have their proposal included in the Company's proxy materials, no proposal will be considered timely for submission at the next Annual meeting unless it is received by the Company by June 16 , 2000 and, in such case, the Company's Proxy will provide the management proxies with discretionary authority to vote on such proposal without any discussion of the matter in the Proxy Statement. Proposals should be directed to the attention of Investor Relations at the offices of the Company, 1118 Centennial Way, Lansing, Michigan 48917.

                                 OTHER BUSINESS

     The management knows of no other matters that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgement. The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by use of the mails, Officers and regular employees of the Company may solicit proxies by telephone or in person.

                           By Order of the Board of Directors



                           Eric L. Cross
                           Secretary

                                   MAXCO, INC.
                    Proxy solicited on behalf of the Board of
               Directors for Annual Meeting of Shareholders to be
                              held August 24, 1999.

     The undersigned hereby constitutes and appoints Max A. Coon and Eric L. Cross, and each or any of them, attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Maxco, Inc. (Maxco) on all matters, unless the contrary is indicated herein, at the Annual Meeting of Shareholders to be held at the corporate office, 1118 Centennial Way, Lansing, Michigan, on August 24, 1999 at 3:30 p.m. local time or at any adjournments thereof, according to the number of votes that the undersigned could vote if personally present at said meeting. The undersigned directs that this proxy be voted as follows:

        1.   ELECTION OF DIRECTORS

        FOR all nominees listed below (except as marked to the contrary below).

               M. Coon              V. Shunsky
               E. Cross             J. M. Warren
               C. Drake             M. Wisti
               J. Ferguson          A. Zynda
               R. Johns

        WITHHOLD AUTHORITY to vote for all
        nominees listed below

     INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee write that nominee's name in the space provided below:

        ------------------------------------------------------------------------

     In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1.

                           DATED:________________________,1999

                           ___________________________________

                           ___________________________________




     NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.